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                                                                    EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

         I, Mitchell K. Dauerman, Chief Financial Officer of The Ultimate Software Group, Inc., hereby certify to the best of my knowledge and belief that this Quarterly Report on Form 10-Q fully complies with the requirements of
Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and that the information contained in this Quarterly Report on Form 10-Q fairly represents, in all material respects, the financial condition and results of operations of The Ultimate Software Group, Inc.



                                       /s/ MITCHELL K. DAUERMAN
                                       -----------------------------------------
                                       Mitchell K. Dauerman
                                       Chief Financial Officer
                                       September 30, 2003